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Blue Foundry Bancorp

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Blue Foundry Bancorp Investor Presentation August 9, 2022 0

Forward-Looking Statements This presentation may include certain “forward-looking statements,” which are made in good faith by Blue Foundry Bancorp (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of COVID-19 on our business, financial condition or results of operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward-looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. How to Find Further Information In connection with the 2022 annual meeting of stockholders of Blue Foundry Bancorp (the “Company”) (the “Annual Meeting”), scheduled to be held August 25, 2022, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.proxydocs.com/blfy. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at www.sec.gov, and at the Company’s website at ir.bluefoundrybank.com/financials/sec-filings. 1

Blue Foundry Bancorp Corporate Profile Branch Locations ● Full-service bank in New Jersey / New York metropolitan area, operating branches throughout Bergen, Passaic, Essex, Morris, and BLFY (18) Hudson counties ● Focused on building long-term relationships with small business, commercial and consumer customers through delivery of a value- added, community-based service model ● Dedicated to leveraging technology to enhance customer experience and drive efficiencies in infrastructure and operations Company Overview Ticker BLFY (NASDAQ Global Select) Established 1876 Headquarters Rutherford, NJ Branches 18 Total Assets $1.96 billion Total Loans $1.43 billion Total Deposits $1.30 billion TBV Per Share $14.43 (1) Market Cap $326 million Source: S&P Capital IQ Pro as of MRQ. 2 1. NASDAQ, as of August 8, 2022.

Executive Management James D. Nesci Kelly Pecoraro President and CEO EVP and CFO • Serves as President and CEO since June 2018 • Serves as EVP and CFO since May 2022 • Previously served as Head of National Sales for TD • Previously served as EVP, Chief Accounting Officer Bank’s $20 billion U.S. wealth management business and Comptroller of Investors Bank from January 2019 until April 2022 • Previously served as a board member on the New Jersey Bankers Association Jason Goldberg Elizabeth Miller EVP and Lending Officer EVP and Chief Retail Officer • Serves as EVP and Chief Lending Officer since • Serves as EVP and Chief Retail Officer since October September 2021 2018 • Previously served as Senior Vice President and Head • Previously held senior positions at Affinity Federal of Sales for the Israel Discount Bank of New York Credit Union, the largest Credit Union in New Jersey Alex Malkiman Elyse D. Beidner EVP and Chief Technology Officer EVP and Chief Legal Officer • Serves as EVP and Chief Technology Officer since • Serves as EVP and Chief Legal Officer, having joined March 2022 the Bank in 2004 • Previously acted as the Executive Director and Head of • Prior to joining Blue Foundry Bank, Ms. Beidner gained IT Infrastructure and Security at CIFC Asset more than 25 years of experience providing legal Management support for various financial institutions • Also previously served as Director of Global Infrastructure and Client Services at ITG 3

Franchise History

Leveraging our storied ~150 year history, while transforming to a modern, stakeholder driven banking institution

1876
Rutherford Mutual Loan and Building Association Incorporated

1939
Boiling Springs Loan & Building Association founded

Two Rutherford building associations merged with main office located on Park Avenue in Rutherford

1959
1st Branch Opened in Lyndhurst

1992
Boiling Springs Savings Bank is born

Converted to a state-chartered mutual savings bank

1999
Reorganized to a Mutual Holding Company

2001
Ridgewood Savings Bank

Acquisition of Ridgewood Savings Bank added four Branches in Northern Bergen County

2018
Redefining Bank Strategy

Board of Directors refocuses franchise trajectory and hires new CEO to redevelop strategy centered on modernizing bank and ensuring future relevancy

2019
Rebranded as Blue Foundry Bank

Modernized our name and look to better serve our customers, and to keep pace with the way business is done in today's world

2021
Initial Public Offering

Blue Foundry goes public on July 15, 2021 and is listed on the NASDAQ stock exchange, raising $278 million of capital

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Franchise Evolution

Mutual Holding Company	Path to Conversion	Public Ownership
1999 - 2018	***2018 - 2021***	***2021 - Present***

Mutual Holding Company — *1999 - 2018*

- Established 150 year old institution focused on residential lending
- Headquartered in Rutherford, NJ with presence in attractive Northern NJ / NY Metro Area
- Higher funding costs through borrowings and time deposits

Path to Conversion — *2018 - 2021*

- Board of Directors embarks in a new direction in 2018
- Jim Nesci named CEO in 2018
- Refocused from Residential to Commercial lending
- Increased core deposits
- Optimized real estate footprint and extinguished pension liability
- Identified key areas of investment: real estate, technology and people

Public Ownership — *2021 - Present*

- Converted from Mutual Holding Company to publicly traded company in July 2021
- Established strong capital base to execute strategic initiatives and improve growth
- Lower cost of funds
- Developing strong Commercial Real Estate pipeline
- Focus on establishing Commercial and Industrial lending
- Creation of Blue Foundry Charitable Foundation

Strategic Repositioning of Franchise

Significant Enhancement in Core Deposit Funding…

12/31/18		6/30/22 [(1)]
43%	→	**67%**

Core Deposit Proportion

14% CAGR in Core Deposit Balances

…Driving Reduction of Deposit Costs…

2018		2021
0.97%	→	**0.53%**

Cost of Deposits

Cost of Deposits Reduced Nearly in Half

…Supporting Strategic Shift Toward More Profitable / Balanced Loan Portfolio

12/31/18		6/30/22
42%	→	**57%**

Commercial Loans Proportion

29% Decline in Residential Mortgage Balances

Source: S&P Global Market Intelligence Call Report Data.
1. Sourced from Blue Foundry Bancorp Second Quarter 2022 Earnings Release.

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Strategic Initiatives Enhance the customer experience Grow and diversify the loan portfolio through commercial lending Improve deposit costs and mix through core deposit generation Rationalize delivery channels and expand geography Build brand awareness and drive customer acquisition Improve operating leverage and efficiency Develop and maximize our human capital 6

Technology Transformation Investments in Technology demonstrate a commitment to a new way of operating to enable future success. These investments have achieved a complete transformation of Technology capabilities. Modernized Technology Architecture: Redesign of infrastructure Improved Employee Productivity: Implementation of cloud and deployment of state-of-the-art network productivity and collaboration tools, deployment of laptops, and opening of new technology-enabled Headquarters Scalable Operating Model: Engaged a Managed Service Strengthened Business Enablement: Deployment of new Provider to gain ability flex technology staffing and services capabilities, integration of business applications, improved up/down as needed customer experience Transition to Digital: Digitized data, paper-free environment, Enhanced Technology Resiliency: Reliable disaster recovery and and linked information resources to drive insights business continuity capabilities; achievement of remote / mobile workforce The Bank’s new Technology capabilities provide a competitive advantage and the below strengths: Establishes a solid technology Creates agility to meet future demand Acts as a catalyst for a culture shift and investment in our 1 2 3 foundation and positions the Bank for changes from the business, the employees – empowerment, career development, and growth market, and our customers work/life balance 7

Experienced Board of Directors



James D. Nesci
President & CEO

- Former Head of National Sales for TD Bank's U.S. wealth management business
- Prior, EVP and Chief Wealth Management Officer of Provident Bank and President of Beacon Trust

Since 2019



Patrick H. Kinzler
Director

- Managing Principal at HLW International LLP since 2006
- Prior, Treasurer of KPMG Consulting / BearingPoint (2000-2005) and Assistant Treasurer of SmithKline Beecham (1997-2000)

Since 2012
M: A



Mirella Lang
Director

- Managing Director of AQR's Business Development team
- Prior, Director in Financial Institutions Group in investment banking division at UBS, and earlier at Merrill Lynch & Co.

Since 2020
M: A



J. Christopher Ely
Vice Chairman

- President of One Madison Management Corp., a real estate management and consulting firm
- Began his career at Price Waterhouse and Co.

Since 1997
C: A; M: Comp



Robert T. Goldstein
Director

- Investment Advisory Representative at Astorino Financial Group
- Previously, Owner of R.J. Goldstein & Associates, an employee benefits consulting and brokerage firm

Since 2015
C: Comp; M: NG



Kenneth Grimbilas
Chairman

- CEO of Tornqvist, a boutique fabrication and machine shop that has served many clients in the pharmaceuticals, government, transportation, aerospace, entertainment, and consumer goods industries

Since 1997
M: A, Comp, NG



Margaret Letsche
Director

- Former Executive Director of 55 Kip Center, a community center for older adults
- Professional certifications from Rutgers in Continued Education and Professional Development

Since 2015
M: Comp, NG



Jonathan M. Shaw
Director

- President and Owner of Salon Development Corp, a regional chain of hair salons, and Lemon Tree Development, the national franchisor of Lemon Tree Hair Salons

Since 2010
C: NG; M: Comp



12%
88%
Independent
Non-Independent (CEO)

Sunsetting of Classified Board

As a newly-public company, the Board determined a classified board structure is important initially to support the company's stability and oversight during this period. The Board has approved a plan to declassify the board beginning at the 2023 annual meeting of shareholders

At the 2023 annual meeting of stockholders, the Board will propose for stockholder approval an amendment to the Company's Certificate of Incorporation to accomplish this declassification so that, at the 2027 annual meeting of stockholders, all directors will be elected for a one year term

Nominees for Director

C= Chair; M =Member; A = Audit; Comp = Compensation; NG = Nominating/Governance

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Proposal 3 - Approval of the Blue Foundry Bancorp 2022 Equity Incentive Plan Our Board unanimously recommends that stockholders vote “FOR” the approval of the 2022 Equity Incentive Plan. Shares Subject to 2022 Plan Reasons For Approval § The 2022 Equity Incentive Plan is intended to further align Directors’ and Management’s A. Share Request Information Interests with Long Term Value Creation for Stockholders Ø Blue Foundry currently has no outstanding issued, authorized or approved equity-based Authorized shares requested 3,993,150 shares awards and has never issued equity compensation to its officers, employees or Directors (1) § The 2022 Equity Incentive Plan is a “best practices” designed plan that is consistent with Common stock issued 28,522,500 shares banking regulations, industry standards and the disclosure we provided in our IPO prospectus Ø The 2022 Equity Incentive Plan reflects numerous best practice design features that are B. Plan Features intended to enhance long-term value and the interests of all stockholders § Minimum vesting requirement of one year Ø The proposed share reserve, the limits on awards to officers and Directors, and the types of awards that can be granted are consistent with the amounts permitted under federal § Prohibits repricing of stock options and cash buyout of banking regulations for equity plans adopted within the first year following a mutual to stock conversion, even though we were not bound by these requirements underwater stock options without prior stockholder approval Ø The 2022 Equity Incentive Plan is completely consistent with the disclosures provided to § Prohibits payment of dividends on restricted stock and our investors in the IPO prospectus restricted stock units until vesting, and prohibits dividend § The equity awards authorized under the Plan will enable us to better compete for talent in our marketplace equivalent rights on stock options Ø If the equity plan is not approved, we will be at a significant disadvantage as compared to § No liberal change in control definition our competitors in terms of attracting and retaining executives and Directors, which could impede our ability to achieve our plans for increasing profitability and growth § Does not permit liberal share recycling § Equity based plans of the type we are proposing are routinely adopted by financial § Fungible Ratio: 3 stock options to 1 full value award institutions following a conversion from mutual to stock form § The self-executing awards to Directors are one-time awards that will vest over a five-year § Broad-based plan, with a significant portion of grants period. The amount and terms of awards to executive officers and other employees, expected to be made to non-NEOs including any vesting periods, have not been decided at this time § For more information, see the company’s proxy statement dated July 18, 2022 1. As of close of business on June 28, 2022. 9